UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2008

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51525	20-3135053
State of Other Jurisdiction	Commission File Number	I.R.S. Employer
of Incorporation		Identification Number
99 North Street, Pittsfield, Massachusetts 01201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements And Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 AMENDED AND RESTATED EMPLOYMENT AGREEMENT J. WILLIAR DUNLAEVY
EX-10.2 AMENDED AND RESTATED EMPLOYMENT AGREEMENT STEVEN F. PIERCE
EX-10.3 AMENDED AND RESTATED EMPLOYMENT AGREEMENT RICHARD M. SULLIVAN
EX-10.4 AMENDED AND RESTATED SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT J. WILLIAR DUNLAEVY

ITEM 1.01	Entry into a Material Definitive Agreement.
On November 20, 2008 Legacy Bancorp, Inc. (the “Company”) and Legacy Banks (the “Bank”) entered into a new three-year Amended and Restated Employment Agreement with J. Williar Dunlaevy, Chairman and Chief Executive Officer. The Company and the Bank also entered into new two-year Amended and Restated Employment Agreements with Steven F. Pierce, Executive Vice President, and Richard M. Sullivan, Senior Vice President. The agreements amended and restated prior agreements between the Company, the Bank and the officers for the purpose of bringing them in compliance with Section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Code (collectively, “Section 409A”) and for certain other purposes. Previously each officer was a party to separate agreements with each of the Company and the Bank. The updated agreements are three party agreements among the Company, the Bank and the executives. Under the new agreements, the change in control definition was also updated to ensure that it was only triggered upon the occurrence of an actual change in control. In addition, the updated agreements modify certain benefit payments.
On November 20, 2008, the Company and the Bank also entered into an Amended and Restated Supplemental Executive Retirement Agreement with Mr. Dunlaevy. The agreement amended and restated a prior agreement between the Company, the Bank and Mr. Dunlaevy for the purpose of bringing the agreement in compliance with Section 409A and to reflect revisions made in his Amended and Restated Employment Agreement.
The Amended and Restated Employment Agreement with Messrs. Dunlaevy, Pierce and Sullivan are filed herewith respectively as Exhibits 10.1, 10.2 and 10.3. The Amended and Restated Supplemental Executive Retirement Agreement with Mr. Dunlaevy is filed herewith as Exhibit 10.4.

ITEM 9.01	Financial Statements And Exhibits

Exhibit No. 10.1-	Amended and Restated Employment Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and J. Williar Dunlaevy.

Exhibit No. 10.2-	Amended and Restated Employment Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Steven F. Pierce.

Exhibit No. 10.3-	Amended and Restated Employment Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Richard M. Sullivan.

Exhibit No. 10-4-	Amended and Restated Supplemental Executive Retirement Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and J. Williar Dunlaevy.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2008	LEGACY BANCORP, INC.
	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No. 10.1-	Amended and Restated Employment Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and J. Williar Dunlaevy.

Exhibit No. 10.2-	Amended and Restated Employment Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Steven F. Pierce.

Exhibit No. 10.3-	Amended and Restated Employment Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and Richard M. Sullivan.

Exhibit No. 10.4-	Amended and Restated Supplemental Executive Retirement Agreement effective as of November 20, 2008 by and between Legacy Bancorp, Inc., Legacy Banks and J. Williar Dunlaevy.